HOTCHKIS AND WILEY FUNDS

                       SUPPLEMENT DATED NOVEMBER 6, 2003 TO
           PROSPECTUS FOR CLASS A, B, C, R SHARES DATED AUGUST 28, 2003
               PROSPECTUS FOR CLASS I SHARES DATED AUGUST 28, 2003
            STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 28, 2003

     The Hotchkis and Wiley Small Cap Value Fund and the Hotchkis and Wiley All Cap Value Fund will not deduct a redemption fee from Class A shares sold within 180 days of purchase. As a result, references to redemption fees contained in the Class A, B, C, R Shares Prospectus and the Statement of Additional Information are deleted.

DIVIDENDS AND TAXES

     Dividends and distributions in the amount of less than $10 are automatically reinvested in shares of the applicable Fund.